Exhibit 99.2/99.3
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
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ACTION BY THE COMPENSATION AND OPTION COMMITTEE
OF THE BOARD OF DIRECTORS
REVISED AS INDICATED IN BOLD
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ACTION TO ADJUST AWARDS GRANTED PURSUANT TO THE COMPANY’S LONG TERM INCENTIVE PLANS AND ANNUAL
INCENTIVE PLANS FOR CERTAIN EXECUTIVES
AND TO AMEND THE 2004 LONG-TERM INCENTIVE COMPENSATION PLAN AND
THE ANNUAL INCENTIVE PLAN FOR CERTAIN EXECUTIVES
AS AMENDED AND RESTATED AS OF JANUARY 1, 2005
     WHEREAS, the Company has established and maintains for the benefit of certain directors, officers, executives and employees the 2004 Long-Term Incentive Compensation Plan (the “2004 LTIP”), the 2002 Long-Term Incentive Compensation Plan (the “2002 LTIP”), the 1999 Long-Term Incentive Compensation Plan (the “1999 LTIP”) and the 1995 Long-Term Incentive Plan (the “1995 LTIP”) (collectively, the “Company LTIPs”);
     WHEREAS, the Company has assumed all of the rights and obligations of Starwood Hotels & Resorts with respect to outstanding awards under the Starwood Lodging Trust 1995 Long-Term Incentive Plan (the “1995 Trust LTIP”);
     WHEREAS, the Company has established and maintains for the benefit of certain executives the 1999 Annual Incentive Plan for Certain Executives (the “1999 Executive AIP”) and the Annual Incentive Plan for Certain Executives as amended and restated as of January 1, 2005 (the “2005 Executive AIP”, collectively the “Executive AIPs”);
     WHEREAS, the Committee is required to adjust awards granted under the Company LTIPs and the 1995 Trust LTIP in the event of the unpairing of common stock of the Company from Class B shares of beneficial interest of Starwood Hotels & Resorts (the “unpairing”) pursuant to Section 4.3 of the 2004 LTIP, Section 4.3 of the 2002 LTIP, Sections 4.2 and 16.2 of the 1999 LTIP and Sections 7.7 and 7.12 of the 1995 LTIP and the 1995 Trust LTIP, and the Committee desires to make such adjustments equitably to preserve the value of such awards;
     WHEREAS, the Committee has the authority to amend the 2004 LTIP pursuant to Section 14.1 of the 2004 LTIP and to make certain other adjustments pursuant to Section 4.3 of the 2004 LTIP, and the Committee desires to exercise such authority to reflect the unpairing with respect to future awards;

     WHEREAS, the Committee is required, pursuant to Section 5.7 of the Executive AIPs, to adjust units deemed to be held in participants’ deferred unit accounts in the event of the unpairing, and the Committee desires to make such adjustments equitably to preserve the value of such units; and
     WHEREAS, the Committee has the authority to amend the 2005 Executive AIP pursuant to Section 6 of the 2005 Executive AIP, and the Committee desires to exercise such authority to reflect the unpairing.
     NOW, THEREFORE, BE IT RESOLVED, that, effective upon the unpairing, each option that is outstanding immediately prior to the unpairing (a “pre-conversion option”) pursuant to the Company LTIPs and the 1995 Trust LTIP shall be converted into an option to acquire only shares of Company common stock (a “converted option”), with the number of shares of Company common stock subject to a converted option equal to the number of shares of Company common stock subject to the pre-conversion option multiplied by the following fraction:
Pre-unpairing price of a unit consisting of one Class B share of beneficial interest of Starwood Hotels & Resorts and one share of Company common stock
Post-unpairing price of one share of Company common stock
     The exercise price of a converted option will be adjusted to equal the exercise price of the pre-conversion option multiplied by the following fraction:
Post-unpairing price of one share of Company common stock
Pre-unpairing price of a unit consisting of one Class B share of beneficial interest of Starwood Hotels & Resorts and one share of Company common stock
     FURTHER RESOLVED, that, effective upon the unpairing, each restricted stock unit award that is outstanding immediately prior to the unpairing (a “pre-conversion RSU”) pursuant to the Company LTIPs and the 1995 Trust LTIP shall be converted into a restricted stock unit award with respect to only shares of Company common stock (a “converted RSU”), with the number of shares of Company common stock subject to a converted RSU equal to the number of shares of Company common stock subject to the pre-conversion RSU multiplied by the following fraction:
Pre-unpairing price of a unit consisting of one Class B share of beneficial interest of Starwood Hotels & Resorts and one share of Company common stock
Post-unpairing price of one share of Company common stock
     FURTHER RESOLVED, that, effective upon the unpairing, each restricted stock award that is outstanding immediately prior to the unpairing (a “pre-conversion restricted stock award”) pursuant to the Company LTIPs and the 1995 Trust LTIP shall be converted into a restricted stock award with respect to only shares of Company common stock (a “converted restricted stock award”), with the number of shares of Company common stock subject to a converted restricted stock award equal to the number of shares of Company common stock subject to the pre-conversion restricted stock award multiplied by the following fraction:
Pre-unpairing price of a unit consisting of one Class B share of beneficial interest of Starwood Hotels & Resorts and one share of Company common stock
Post-unpairing price of one share of Company common stock
     FURTHER RESOLVED, that, effective upon the unpairing, the number of shares in the “General Award Pool” and the “Directors’ Fee Pool” as provided in Section 4.1 of the 2004 LTIP shall be adjusted by multiplying each such number by the following fraction:
Pre-unpairing price of a unit consisting of one Class B share of beneficial interest of Starwood Hotels & Resorts and one share of Company common stock
Post-unpairing price of one share of Company common stock
     FURTHER RESOLVED, that, effective upon the unpairing, the maximum number of options, stock appreciation rights, shares of restricted stock, restricted stock units, performance shares and performance awards that may be granted to any one participant as provided in Section 4.2 of the 2004 LTIP shall be adjusted by multiplying each such number by the following fraction:
Pre-unpairing price of a unit consisting of one Class B share of beneficial interest of Starwood Hotels & Resorts and one share of Company common stock
Post-unpairing price of one share of Company common stock
     FURTHER RESOLVED, that, effective upon the unpairing, each unit deemed to be held in a deferred unit account immediately prior to the unpairing (a “pre-conversion unit”) pursuant to the Executive AIPs shall be converted into a unit with respect to only shares of Company common stock (a “converted unit”), with the number of shares of Company common stock subject to a converted unit equal to the number of shares of Company common stock subject to the pre-conversion unit multiplied by the following fraction:
Pre-unpairing price of a unit consisting of one Class B share of beneficial interest of Starwood Hotels & Resorts and one share of Company common stock
     Post-unpairing price of one share of Company common stock

     FURTHER RESOLVED, that, for purposes of this Action, the term “pre-unpairing price” shall mean the closing price for a unit as reported by the New York Stock Exchange (the “NYSE”) for the date on which the unpairing occurs, or if units are not traded on the NYSE on such date, the first date preceding the unpairing on which units are traded on the NYSE; and the term “post-unpairing price” shall mean the opening price for a share as reported by the NYSE for the first date on which Company common stock is traded on the NYSE following the date on which the unpairing occurs;
     FURTHER RESOLVED, that, effective upon the unpairing, the document attached hereto entitled “Amendment Number One to the Starwood Hotels & Resorts Worldwide, Inc. 2004 Long-Term Incentive Compensation Plan” is hereby adopted in its entirety; and
     FURTHER RESOLVED, that, effective upon the unpairing, the document attached hereto entitled “Amendment Number One to the Starwood Hotels & Resorts Worldwide Inc. Annual Incentive Plan for Certain Executives as amended and restated as of January 1, 2005” is adopted in its entirety.

Dated as of , 2006.

AMENDMENT NUMBER ONE
TO THE
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
2004 LONG-TERM INCENTIVE COMPENSATION PLAN
     WHEREAS, the Company maintains for the benefit of certain directors, officers, executives and employees the 2004 Long-Term Incentive Compensation Plan (the “2004 LTIP”);
     WHEREAS, the Committee has the authority to amend the 2004 LTIP pursuant to Section 14.1 of the 2004 LTIP; and
     WHEREAS, the Committee desires to amend the 2004 LTIP to reflect the unpairing of common stock of the Company from Class B shares of beneficial interest of Starwood Hotels & Resorts (the “unpairing”).
     NOW, THEREFORE, BE IT RESOLVED, effective as of the unpairing, the 2004 LTIP hereby is amended as follows:
     1. Section 2.31 of the 2004 LTIP hereby is amended in its entirety to read as follows:
     2.31 “Share” means one share of common stock, par value $.01 per share, of the Company, as may be adjusted pursuant to the provisions of Section 4.3 of the Plan.
     2. Section 4.3 of the 2004 LTIP hereby is amended by restating the entire portion of the first sentence thereof appearing before the first semicolon thereof to read as follows:
     If any change in corporate capitalization, such as a stock split, reverse stock split, or stock dividend;

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